SASCO 2005-GEL2
Credit Risk Manager Report
November 2005

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Table of Contents
Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Executive Summary November 2005
Transaction Summary
Closing Date:    		04/29/2005
Depositor: 			Structured Asset Securities Corporation
Trustee(s): 			U. S. Bank
Master Servicer: 		Aurora Loan Services Master Servicing
Servicer(s): 			Aurora Loan Services, COLONIAL MORTGAGE GROUP,
Inc.,
				Ocwen Loan Servicing, LLC, Wells Fargo / ASC,
				Wells Fargo Bank, N.A.
Mortgage Insurer(s): 		CA Housing Insurance Fund,
				Mortgage Guaranty Insurance Corporation,
				Republic Mortgage Insurance Company,
				United Guaranty Residential Insurance Company
				PMI Mortgage Insurance Co.,
				General Electric Mortgage Insurance,
Delinquency Reporting Method: 	OTS1

Collateral Summary
			Closing Date  	2 10/31/2005	10/31/2005 as a
							Percentage of Closing Date
Collateral Balance 	$197,188,675	$129,554,553	65.70%
Loan Count 		    1,236	     973	78.72%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Second Lien Statistics
		 		Loan Count	Summed Balance
Total Outstanding Second Liens      266		  $6,153,685
30 Days Delinquent 		      7		    $139,581
60 Days Delinquent 		      5		    $196,997
90+ Days Delinquent 		      5		    $112,854




Prepayments
Distribution Date	Beginning Collateral   Total Prepayments  Percentage of
			Balance					  Prepayment

11/25/2005 		$134,393,399		$4,689,139	    3.49
10/25/2005 		$139,772,225		$5,038,515	    3.60
9/25/2005 		$144,849,373		$4,729,783	    3.27

Prepayment Premium Analysis

In the 11/25/2005 remittance, three loans were paid off with active prepayment flags, all of which had premiums remitted totaling $6,953. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in October 2005.

Loss Analysis

As of the 11/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Section Two
Loan-Level Report


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Loan-Level Report
Mortgage Data Through: October 31, 2005
Delinquency
Status
Watchlist
Orig Amount OLTV
Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
2 ($418,126) 2/1/2007 -782.41% 6283980 $53,440
$33,411
BPO
6/21/2005
6999999
Active
$469,000
$515,000
11%
6%
9/1/2003
1/1/2005
AL
666
Default Reason: (Unknown)
11/10/2005 This loan was added to the Watchlist because the borrower has not made a payment in over six months. Clayton is still waiting for the servicer's response
9/11/2005 A BPO was performed on 6/21/2005, which valued the property at $515,000. This is a 10 percent value increase since origination. Murrayhill asked the servicer regarding senior lien information and strategy for this loan.
for the senior lien information and strategy for the second lien.
7/13/2005 This delinquent second lien is 90+ days delinquent. Murrayhill asked the servicer if an updated valuation has been performed.
1 ($91,481) 5/6/2006 -325.55% 6283989 $28,100
$17,504
BPO
12/16/2004
6999999
Monitor
$102,000
$125,000
28%
14%
1/6/2000
2/6/2005
NC
0
Default Reason: (Unknown)
12/8/2005 As of 12/8/2005 the servicer has not addressed our question. proceeding to foreclosure status. 9/11/2005 This loan has a LIPD of 1/6/2005. The borrower is not on a payment plan and is not protected by bankruptcy. Murrayhill asked the servicer to explain the delay
AL 10/1/2004 BPO $450,000 80% 35.69% 1 2/1/2007 $360,000 $128,505 FFFFFFF
6284228
$355,466 4/18/2005 Monitor $305,500 116% 1/1/2005 685
Default Reason: (Unknown)
first position. 11/16/2005 The servicer has answered the outstanding question and states that the foreclosure delay is due to a pending title claim. According to title, this loan is not in the 10/12/2005 As of 8/31/2005, this property has not gone to foreclosure sale. Murrayhill asked the servicer to explain the delay.
explain the delay. 9/11/2005 This property did not have a foreclosure sale in July 2005. If this loan does not proceed to foreclosure sale by August 2005, Murrayhill will ask the servicer to 8/12/2005 According to the servicer response, there is no reason indicated as to why the property value declined. The servicer stated that the valuations would be sent, but
6/3/2005
to date, Murrayhill has not received them.
This loan entered foreclosure status on 4/29/2005. This property is located in Alabama which has a three month foreclosure state timeline. Based on this timeline, this loan should go to foreclosure sale in July 2005. A BPO performed on 4/18/2005 valued the property at $299,000, this is a 34 percent value decline since origination. Based on this value, Murrayhill is estimating a loss of $134,550, a severity of 37 percent. Murrayhill asked the servicer to provide the original appraisal and most recent BPO to reconcile the large value decline. Murrayhill will continue to monitor this loan to ensure it proceeds through the foreclosure process in a timely manner.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Loan-Level Report
Mortgage Data Through: October 31, 2005
Delinquency
Status
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
1 ($30,207) 6284295 8/1/2006
40.00%
-24.71%
B
$122,212
$121,119
Appraisal
10/22/2004
C336633
Monitor - Pay Plan
$110,000
$123,000
111%
98%
2/1/2002
8/1/2005
TX
528
Default Reason: (Unknown)
10/12/2005 This loan has been added to the Watchlist because the property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 ($27,647) 6284301 7/1/2006
36.84%
-40.92%
B
$67,550
$66,206
BPO
7/12/2005
CC3FF96
Monitor - Pay Plan
$77,000
$86,000
88%
77%
5/1/2002
7/1/2005
TX
514
Default Reason: (Unknown)
10/12/2005 This loan has been added to the Watchlist because the property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 ($14,770) 6284317 10/1/2006
29.41%
-21.72%
B
$68,000
$66,817
BPO
6/5/2005
FFFFFFF
Monitor
$80,000
$80,000
85%
84%
1/1/2003
1/1/2005
NY
600
Default Reason: (Unknown)
7/13/2005 This loan entered foreclosure status on 4/13/2005. This property is located in New York which has a eight month foreclosure state timeline. Based on this is 30 days delinquent. Both properties are multi-unit investment properties. Limited documentation was used to qualify the borrower at origination. timeline, this loan should go to foreclosure sale in December 2005. The property securing Murrayhill ID number 6284329 is also owned by the same borrower and NJ 1/1/2005 Internal Estimate $613,000 70% 13.80% 1 12/1/2006 $429,000 $59,222
369FFFF 6284384
$428,609 6/30/2005 Monitor $484,011 89% 2/1/2005 494
Default Reason: (Unknown)
11/23/2005 Per the servicer an updated BPO was ordered 11/21/2005. Clayton will continue to monitor for BPO information to be received.
is enough equity to pursue foreclosure. Clayton has asked the servicer for an updated BPO. 10/25/2005 As of 9/30/2005 data the loan has gone to foreclosure but the servicer has not yet ordered a BPO. Clayton has reviewed comparable sales and it appears that there
9/11/2005 This loan entered foreclosure status on 7/27/2005. Based on New Jersey foreclosure timelines, this loan should go to foreclosure sale in May 2006. 6/6/2005 This loan has been added to the Watchlist because it is an early payment default, low documentation was used to qualify the borrower at origination, and it is a cash-out refinance. In addition, this loan has a high unpaid principal balance of $428,609.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Loan-Level Report
Mortgage Data Through: October 31, 2005
Delinquency
Status
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
2 $1,507 8/1/2006 6.02% 6283957 $25,000
$24,907
BPO
6/27/2005
6996999
Monitor
$123,000
$155,000
20%
16%
8/1/2004
4/1/2005
AZ
494
Default Reason: (Unknown)
11/10/2005 Servicer responded stating the demand letter expires 11/20/05 and will be reviewed for foreclosure at that time.
10/12/2005 Since the senior lien is not in foreclosure status, Murrayhill asked the servicer if it considered initiating foreclosure on the second lien.
appears there is enough equity in this property to pursue foreclosure from a second lien position. 9/11/2005 The borrower failed the repayment plan. The senior lien is 90+ days delinquent and has a unpaid principal balance of $99,285. Based on a value of $155,000, it
8/15/2005 According to the 6/30/2005 investor reporting file, the servicer stopped advancing for this loan.
8/12/2005 The borrower was set up on a payment plan which began on 7/29/2005. A payment of $685 was applied to this loan on that day. To date, the borrower is 7/13/2005 This second lien has been added to the Watchlist because Murrayhill is estimating a loss of $34,093, a severity of 136 percent. According to the servicer system performing on the repayment plan.
the senior lien is 90+ days delinquent and has a balance of $99,917. A repayment plan is pending for this loan. Murrayhill will continue to monitor to ensure the borrower is set up on a repayment plan .
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL2 Loan-Level Report
Mortgage Data Through: October 31, 2005
Delinquency
Status
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
1 $20,303 7/1/2006 31.84% 6284429 $63,750
$63,649
BPO
8/11/2005
FFFFFFF
Monitor
$75,000
$64,000
85%
99%
10/1/2004
1/1/2005
LA
473
Default Reason: (Unknown)
This loan has been added to the Watchlist because the property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. 9/1/2005
6/6/2005 will continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. This loan entered foreclosure status on 5/3/2005. Based on Louisiana foreclosure timelines, this loan should go to foreclosure sale in November 2005. Murrayhill
NH 8/9/1990 BPO $110,000 34% -252.75% 2 5/9/2006 $37,600 ($95,035) CCC3C33
6284553
$20,402 8/20/2003 Monitor $165,000 12% 8/9/2005 529
Default Reason: (Unknown)
assistance is available to Hillsborough County. 11/2/2005 This loan was added to the Watchlist because of major flooding that occurred in New Hampshire on 10/26/2005. FEMA has declared that public and individual
TX 8/1/1999 Internal Estimate $1,075,000 70% -15.08% 1 10/1/2006 $750,000
($113,159) CCC3333 6284970
$699,780 6/30/2005 Monitor - Pay Plan $943,649 74% 8/1/2005 634
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Three
Prepayment Premium Analysis


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Prepayments
Mortgage Data Through: October 31, 2005



Total Cash Flows

			25-Nov-05  25-Oct-05	25-Sep-05    25-Aug-05	25-Jul-05  25-
Jun-05
Remitted by Servicers	$6,953	   $14,646	$38,352	     $55,754
	$44,449	   $40,520
Remitted by Trustee	$6,953	   $14,646	$38,352	     $55,754
	$44,449	   $49,903
Difference		$0	   $0 	        $0 	     $0 	$0 	   $9,383

Total Collections by the Servicer


			25-Nov-05  25-Oct-05  25-Sep-05	25-Aug-05  25-Jul-05  25-
Jun-05
Total Paid-Off Loans (A)39  	   33	      38	35	   47	      33
Total Paid-Off Loans
with Flags   		4	   6	      5         7	   7	      3

Exceptions
Expired Prepayment Clauses	1	   2	      0	        0	   0	      0
Liquidations 			0	   0	      0	        0	   0	      0
(charge-offs, short sale, REO)
Acceleration of Debt		0	   0	      0	        0	   0	      0
Note did not Allow		0	   0	      0	        0	   0	      0
Total Exceptions		1	   2	      0	        0	   0	      0

Other Exceptions
Prohibited under State Statutes	0	   0	      0	        0	   0
0

Loans with Active Prepayment 	3	   4	      5	        7	   7	      3
Premium Flags with Remitted
Premiums ( B )
Loans without Prepayment Flags	0	   0	      0	        0	   0
1
with Remitted Premiums
Total Loans with Remitted 	3	   4	      5	        7	   7	      4
Prepayment Premiums ( C )

Loans with Active Prepayment	3	   4	      5	        7	   7	      3
Premiums ( D )

Premiums Remitted for Loans with100.00%	   100.00%    100.00%   100.00%
100.00%    100.00%
Active Prepayment Flags (B/D)

Total Loans with Remitted Premiums7.69%	   12.12%     13.16%	20.00%
14.89%     12.12%
to the Total Paid-Off Loans (C/A)


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL2

Mortgage Data Through: October 31, 2005

Clayton State	Delinquency Origination pPP  Expiration Payoff    Premium
% of Premium
ID		String	    Date	Flag Date	Balance   Remitted  to Payoff
Balance
6283961	ID	CCCCCC0     10/8/2004	 2   10/8/2006  $90,398   $2,798
3%
6284225	OH	CCCCCC0     3/5/2004	 2   3/5/2006   $25,608   $256
1%
6284325	FL	CCCCCC0     10/28/2002   5   10/28/2007 $148,784  $3,899
3%


Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.



Section Four
Analytics


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days		60 Days		90 Days		Foreclosure
	REO
4/30/2005	4254843.69	1694330.21	0		1372214.08	0
5/31/2005	5711813.8	2724480.69	716841.99	1507109.25	0
6/30/2005	6314300.26	3172272.77	1029058.5	2032257.09	0
7/31/2005	7448312.08	3394076.79	990904.78	4669834.51	0
8/31/2005	3891506.65	1600334.56	1625574.36	6252932.71	0
9/30/2005	6545860.56	1413773.36	2152037.2	4550017.26	0
10/31/2005	5464176.63	2085388		2551277.57	3356436.99	606968.55


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	44	15	0	8		0
5/31/2005	45	29	9	8		0
6/30/2005	51	19	11	16		0
7/31/2005	65	17	13	28		0
8/31/2005	31	15	14	35		0
9/30/2005	44	13	22	28		0
10/31/2005	37	16	25	21		1

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005

Date		Distribution Date	CPR	3-Month MA	6-Month MA 12-Month MA
10/31/2005	11/25/2005		34.79%	34.52%		36.13%
9/30/2005	10/25/2005		35.75%	36.00%
8/31/2005	9/25/2005		32.98%	38.04%
7/31/2005	8/25/2005		39.11%	37.71%
6/30/2005	7/25/2005		41.72%
5/31/2005	6/25/2005		31.89%
4/30/2005	5/25/2005		38.96%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: October 31, 2005

		Weighted		    Monthly
Date		Average Age	Default Amt Default Rate   CDR (F-R)  SDA Curve	SDA %
31-Oct-05	52.41		$606,969    0.45%	   5.27%	 0.60%	878%
30-Sep-05	51.80		$0	    0.00%	   0.00%	 0.60%	0%
31-Aug-05	50.08		$0	    0.00%	   0.00%	 0.60%	0%
31-Jul-05	49.12		$0	    0.00%	   0.00%	 0.60%	0%
30-Jun-05	44.75		$0	    0.00%	   0.00%	 0.60%	0%
31-May-05	43.94		$0	    0.00%	   0.00%	 0.60%	0%
30-Apr-05	43.00		$0	    0.00%	   0.00%	 0.60%	0%
Averages:	47.87		$86,710	    0.06%	   0.75%	 0.60%	125%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.